UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
International Equity Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe, that when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital appreciation

Net asset value June 30, 2013

Class IA: $11.89	Class IB: $11.76

Total return at net asset value

			MSCI EAFE
(as of 6/30/13)	Class IA shares*	Class IB shares†	Index (ND)

6 months	5.61%	5.40%	4.10%

1 year	22.50	22.10	18.62

5 years	–7.41	–8.56	–3.12
Annualized	–1.53	–1.77	–0.63

10 years	83.91	79.28	109.41
Annualized	6.28	6.01	7.67

Life	156.38	147.22	108.79
Annualized	5.87	5.64	4.59

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Putnam VT International Equity Fund 1

Report from your fund’s manager

Putnam VT International Equity Fund outperformed its benchmark for the semiannual fiscal period ended June 30, 2013. What drove this result?

The single largest factor leading to the fund’s outperformance of the benchmark was stock selection. Across sectors and countries, the balance of our portfolio decisions added up to a positive result for the fund’s shareholders.

What were the dominant themes in international equity investing during the period?

One of the major themes emerged later in the fiscal period. This was a broad market sell-off, resulting from the Fed’s discussion of an endgame for quantitative easing [QE] in the United States. The second major theme, which took shape over several quarters, was the intensified slowdown of the Chinese economy. Toward the end of the period, interbank lending rates spiked in China, which likely means that Chinese banks will have to rein in credit growth going forward which could depress China’s already decelerating GDP. We believe a worsening situation in China would likely have a negative impact on commodities prices globally, which would hurt emerging economies dependent on commodity exports, though it could also provide a measure of relief for consumers in some developed countries.

Did the fund employ derivatives to manage foreign currency exposures?

We employed currency forwards in the portfolio, a type of derivative used to hedge foreign exchange risk. The fund’s use of these instruments negatively affected performance during the period.

Emerging markets were particularly hard hit in the global market sell-off. Do you expect that weakness to continue?

To the extent interest rates rise on the long end of the yield curve and people believe in the sustainability of U.S. economic strength, a variety of U.S. assets may become more attractive while emerging markets may become less attractive to investors. In our view, the risk is that talk of QE tapering and its eventual removal leads to real economic consequences for emerging markets and elsewhere. In this way, QE tapering — forecast to begin later this year, provided that data indicate continued U.S. economic strength — runs the risk of causing economic deterioration elsewhere in the world.

We believe another key risk with emerging markets is that the withdrawal of investment capital could cause emerging countries’ currencies to weaken and their bond yields to rise. This could then force the hand of central banks in these countries to increase interest rates to defend against further currency weakness. In such a scenario, the economic impact could be substantial, and investors might be inclined to reduce their exposure not only to emerging-market companies, but also to companies in the developed world that are leveraged to weakening areas within the emerging markets — particularly companies that had otherwise performed well in the run-up to a flight of investor capital and slowing economic growth.

Did you make any notable shifts in the portfolio in terms of sectors or countries?

We did not make any major sector shifts, but in terms of countries, we took profits selectively on the fund’s Japanese stock positions in the first half of 2013. Many of our Japanese equity holdings had experienced a substantial runup, and we became sensitive to the possibility for disappointments around the attempts by the administration of Prime Minister Shinzo Abe to institute structural economic reforms.

We deployed the proceeds from the sale of these investments into European stocks — specifically, select European banks, even though this industry is faced with regulatory headwinds. A number of these investments appeared to be attractively valued, and we were interested in building up the portfolio’s pro-cyclical bias among European equities given the potential for better economic performance in that region compared with very weak expectations.

What is your outlook for the international equities?

I am constructive on the outlook for international equities, primarily because I expect the U.S. economy will continue to strengthen. The Fed has taken the first of what may be many steps toward the unwinding of quantitative easing, and it has issued this signal for positive economic reasons, as the U.S. economy is relatively robust. For this reason, we see attractive opportunities among international companies that are leveraged to U.S. growth.

Another risk we are monitoring concerns the slowdown in China. The Chinese government has attempted to drive China’s economy away from infrastructure investment and toward domestic consumption, but this transition had ripple effects on other emerging-market countries, particularly those that are commodity-price dependent. To the extent that long-term interest rates continue to rise in the United States and China’s economy continues to slow, that may be a potent combination of negative factors for the emerging markets. Notwithstanding this risk, we are on the lookout for opportunities to increase our emerging-market exposure as valuations become more attractive and currencies stabilize.

Lastly, we want to maintain positive exposures to areas where we believe central bank policy is supportive of equities, such as the United Kingdom and Japan. Moreover, we have built up the fund’s exposure to cyclically oriented stocks in Europe, where we expect the economic recovery will eventually gain traction.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price

2 Putnam VT International Equity Fund

fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1988.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Equity Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.49	$5.75	$4.41	$5.66

Ending value
(after expenses)	$1,056.10	$1,054.00	$1,020.43	$1,019.19

Annualized
expense ratio	0.88%	1.13%	0.88%	1.13%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT International Equity Fund

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (100.2%)*	Shares	Value

Australia (1.8%)
Origin Energy, Ltd.	273,730	$3,132,459

Telstra Corp., Ltd.	912,071	3,970,728

		7,103,187
Belgium (0.7%)
Solvay SA	21,231	2,777,458

		2,777,458
Canada (2.5%)
Agrium, Inc.	25,500	2,210,792

Intact Financial Corp.	48,976	2,759,178

Suncor Energy, Inc.	162,233	4,781,994

		9,751,964
Denmark (0.9%)
TDC A/S	441,324	3,570,339

		3,570,339
France (10.3%)
BNP Paribas SA	108,014	5,901,532

European Aeronautic Defence and Space Co. NV	91,268	4,853,184

L’Oreal SA	23,847	3,899,029

Safran SA	94,014	4,896,538

Sanofi	105,221	10,843,767

Valeo SA	113,697	7,113,037

Veolia Environnement SA	257,938	2,922,073

		40,429,160
Germany (9.2%)
Allianz SE	38,678	5,648,547

Daimler AG (Registered Shares)	84,173	5,087,580

Deutsche Bank AG	88,518	3,703,005

Deutsche Post AG	277,972	6,907,839

HeidelbergCement AG	50,581	3,400,853

Henkel AG & Co. KGaA (Preference)	48,457	4,547,023

Merck KGaA	28,016	4,260,943

SAP AG	36,189	2,649,972

		36,205,762
Hong Kong (1.4%)
Sands China, Ltd.	514,800	2,404,517

Sun Hung Kai Properties, Ltd.	245,669	3,158,582

		5,563,099
India (0.7%)
Tata Motors, Ltd.	596,473	2,800,187

		2,800,187
Ireland (1.1%)
Kerry Group PLC Class A	75,991	4,195,302

		4,195,302
Italy (4.0%)
ENI SpA	221,645	4,553,610

Fiat SpA †	514,839	3,568,138

Luxottica Group SpA	83,598	4,208,622

UniCredit SpA	671,705	3,141,009

		15,471,379
Japan (21.0%)
Astellas Pharma, Inc.	88,600	4,824,904

Credit Saison Co., Ltd.	133,900	3,360,840

Daikin Industries, Ltd.	79,400	3,210,784

Hitachi, Ltd.	524,000	3,366,022

Japan Airlines Co., Ltd.	59,500	3,059,788

Japan Tobacco, Inc.	251,200	8,878,278

Mitsubishi Corp.	296,300	5,076,296

Nissan Motor Co., Ltd.	400,700	4,061,040

Nitto Denko Corp.	54,200	3,487,003

NSK, Ltd.	331,000	3,167,791

COMMON STOCKS (100.2%)* cont.	Shares	Value

Japan cont.
Olympus Corp. †	109,700	$3,335,331

ORIX Corp.	373,700	5,106,710

Softbank Corp.	85,800	5,009,729

Sumitomo Mitsui Financial Group, Inc.	100,100	4,592,950

Tokyo Gas Co., Ltd.	1,163,000	6,436,683

Toshiba Corp.	833,000	4,006,930

Toyota Motor Corp.	187,600	11,327,530

		82,308,609
Mexico (0.6%)
Grupo Financiero Banorte SAB de CV	390,500	2,332,612

		2,332,612
Netherlands (4.2%)
ASML Holding NV	29,391	2,305,840

Gemalto NV S	44,712	4,048,347

ING Groep NV †	584,865	5,344,319

Ziggo NV	119,787	4,782,004

		16,480,510
Panama (0.5%)
Copa Holdings SA Class A	15,800	2,071,696

		2,071,696
Russia (2.5%)
Magnit OJSC	14,984	3,429,733

Sberbank of Russia ADR	246,732	2,813,175

Yandex NV Class A † S	125,800	3,475,854

		9,718,762
Singapore (1.7%)
Asian Pay Television Trust (Units) †	2,879,606	1,931,097

Ezion Holdings, Ltd.	2,815,000	4,675,985

		6,607,082
South Korea (2.1%)
Samsung Electronics Co., Ltd.	3,979	4,670,074

SK Hynix, Inc. †	131,770	3,592,512

		8,262,586
Spain (1.4%)
Grifols SA ADR	122,071	3,476,582

Jazztel PLC †	276,308	2,146,380

		5,622,962
Switzerland (3.2%)
Cie Financiere Richemont SA	89,234	7,827,751

UBS AG	278,894	4,737,939

		12,565,690
Taiwan (0.6%)
Asustek Computer, Inc.	280,000	2,395,485

		2,395,485
Thailand (0.7%)
CP ALL PCL	2,196,800	2,762,379

		2,762,379
Turkey (0.9%)
Turk Hava Yollari Anonim Ortakligi	863,835	3,351,758

		3,351,758
United Kingdom (21.4%)
Associated British Foods PLC	193,503	5,122,374

AstraZeneca PLC	128,518	6,079,409

Barclays PLC	1,654,035	7,090,431

BG Group PLC	280,191	4,782,017

BHP Billiton PLC	206,078	5,293,004

Centrica PLC	929,231	5,099,740

Compass Group PLC	442,280	5,668,081

Glencore Xstrata PLC	887,623	3,692,476

Kingfisher PLC	691,154	3,618,152

Persimmon PLC	124,165	2,239,971

Prudential PLC	333,964	5,490,249

Royal Dutch Shell PLC Class A	276,876	8,835,444

Putnam VT International Equity Fund 5

COMMON STOCKS (100.2%)* cont.	Shares	Value

United Kingdom cont.
Telecity Group PLC	290,383	$4,488,008

Thomas Cook Group PLC †	2,451,449	4,785,017

TUI Travel PLC	450,668	2,433,944

Vodafone Group PLC	1,132,710	3,250,557

WPP PLC	335,653	5,734,489

		83,703,363
United States (6.8%)
Apple, Inc.	8,198	3,247,064

Covidien PLC	74,500	4,681,580

KKR & Co. LP	197,000	3,873,020

LyondellBasell Industries NV Class A	64,522	4,275,228

Monsanto Co.	37,161	3,671,507

Tyco International, Ltd. S	98,198	3,235,624

Visa, Inc. Class A S	19,000	3,472,246

		26,456,269

Total common stocks (cost $353,959,712)		$392,507,600

SHORT-TERM INVESTMENTS (3.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	9,495,150	$9,495,150

SSgA Prime Money Market Fund 0.03% P	1,540,000	1,540,000

U.S. Treasury Bills with an effective yield
of 0.10%, May 1, 2014 ##	$170,000	169,828

U.S. Treasury Bills with effective yields ranging
from 0.09% to 0.10%, April 3, 2014 ##	1,271,000	1,269,929

U.S. Treasury Bills with an effective yield
of 0.14%, March 6, 2014 ##	291,000	290,790

U.S. Treasury Bills with an effective yield
of 0.14%, February 6, 2014	60,000	59,970

U.S. Treasury Bills with an effective yield
of 0.14%, January 9, 2014 ##	15,000	14,995

Total short-term investments (cost $12,840,724)		$12,840,662

Total investments (cost $366,800,436)	$405,348,262

WHEN-ISSUED SECURITIES SOLD at 6/30/13 (Unaudited)	Shares	Value

COMMON STOCKS (0.1%)*

Ireland (0.1%)
Mallinckrodt PLC † ###	4,656	$211,522

Total when-issued securities sold (proceeds $207,002)		$211,522

Key to holding’s currency abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign
securities on deposit with a custodian bank
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $391,865,839.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

### When-issued security (Note 1).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,854,107 to cover certain derivatives contracts and when-issued securities sold.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Consumer discretionary	19.1%
Financials	17.6
Industrials	11.2

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $236,425,654) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/17/13	$64,313	$72,646	$(8,333)

	British Pound	Sell	9/18/13	101,700	102,542	842

	Euro	Sell	9/18/13	14,111,428	14,190,915	79,487

	Swedish Krona	Buy	9/18/13	6,896,405	7,047,351	(150,946)

	Swedish Krona	Sell	9/18/13	6,896,405	7,180,968	284,563

Barclays Bank PLC

	British Pound	Sell	9/18/13	4,740,817	4,782,139	41,322

	Canadian Dollar	Sell	7/17/13	1,315,689	1,357,405	41,716

	Euro	Sell	9/18/13	1,458,344	1,467,283	8,939

	Hong Kong Dollar	Buy	8/22/13	100,714	101,220	(506)

	Japanese Yen	Buy	8/22/13	263,585	233,914	29,671

	Norwegian Krone	Buy	9/18/13	1,617,839	1,687,920	(70,081)

	Singapore Dollar	Sell	8/22/13	265,191	243,836	(21,355)

6 Putnam VT International Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $236,425,654) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Swedish Krona	Buy	9/18/13	$898,099	$918,013	$(19,914)

	Swiss Franc	Buy	9/18/13	3,219,442	3,215,525	3,917

Citibank, N.A.

	British Pound	Sell	9/18/13	1,922,869	1,938,940	16,071

	Canadian Dollar	Sell	7/17/13	1,272,536	1,312,832	40,296

	Danish Krone	Buy	9/18/13	1,251,248	1,257,270	(6,022)

	Euro	Sell	9/18/13	4,350,161	4,374,040	23,879

	Japanese Yen	Sell	8/22/13	3,669,908	3,743,309	73,401

	Singapore Dollar	Buy	8/22/13	2,420,252	2,489,480	(69,228)

	Singapore Dollar	Sell	8/22/13	2,420,252	2,450,695	30,443

Credit Suisse International

	Australian Dollar	Buy	7/17/13	2,070,818	2,341,196	(270,378)

	British Pound	Buy	9/18/13	4,277,772	4,314,734	(36,962)

	Canadian Dollar	Buy	7/17/13	3,098,360	3,196,725	(98,365)

	Canadian Dollar	Sell	7/17/13	3,098,360	3,190,225	91,865

	Euro	Buy	9/18/13	10,606,585	10,668,228	(61,643)

	Japanese Yen	Buy	8/22/13	4,810,314	4,810,855	(541)

	Norwegian Krone	Sell	9/18/13	2,206,978	2,302,765	95,787

	Swedish Krona	Sell	9/18/13	1,778,186	1,817,487	39,301

	Swiss Franc	Buy	9/18/13	1,340,834	1,339,358	1,476

Deutsche Bank AG

	Australian Dollar	Sell	7/17/13	6,013,392	6,798,340	784,948

	Euro	Sell	9/18/13	6,628,302	6,667,537	39,235

	Swedish Krona	Buy	9/18/13	1,957,472	2,000,844	(43,372)

Goldman Sachs International

	Australian Dollar	Sell	7/17/13	3,344,935	3,781,597	436,662

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/17/13	2,884,784	3,368,958	(484,174)

	British Pound	Buy	9/18/13	5,073,431	5,116,468	(43,037)

	Euro	Sell	9/18/13	2,651,451	2,666,067	14,616

	Norwegian Krone	Buy	9/18/13	2,944,728	3,073,967	(129,239)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/17/13	1,141,106	1,289,821	(148,715)

	British Pound	Buy	9/18/13	5,352,991	5,399,146	(46,155)

	Canadian Dollar	Sell	7/17/13	2,092,061	2,158,330	66,269

	Euro	Sell	9/18/13	2,018,634	2,030,319	11,685

	Japanese Yen	Sell	8/22/13	678,948	765,513	86,565

	Norwegian Krone	Buy	9/18/13	7,947,414	8,292,517	(345,103)

	Swedish Krona	Buy	9/18/13	5,718,912	5,978,094	(259,182)

	Swiss Franc	Buy	9/18/13	2,473,381	2,469,614	3,767

State Street Bank and Trust Co.

	Canadian Dollar	Buy	7/17/13	46,670	48,339	(1,669)

	Canadian Dollar	Sell	7/17/13	46,670	48,142	1,472

	Euro	Sell	9/18/13	4,205,238	4,247,255	42,017

	Israeli Shekel	Buy	7/17/13	1,992,218	1,981,113	11,105

	Norwegian Krone	Buy	9/18/13	849,471	886,149	(36,678)

UBS AG

	Australian Dollar	Buy	7/17/13	3,554,137	4,139,367	(585,230)

	British Pound	Sell	9/18/13	5,291,880	5,343,481	51,601

	Canadian Dollar	Buy	7/17/13	3,852,871	3,967,649	(114,778)

	Euro	Buy	9/18/13	12,461,026	12,524,321	(63,295)

Putnam VT International Equity Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $236,425,654) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Norwegian Krone	Sell	9/18/13	$7,218,579	$7,532,085	$313,506

	Swedish Krona	Buy	9/18/13	1,778,751	1,817,711	(38,960)

	Swiss Franc	Buy	9/18/13	7,320,130	7,297,190	22,940

WestPac Banking Corp.

	Australian Dollar	Buy	7/17/13	8,245,816	9,322,034	(1,076,218)

	British Pound	Sell	9/18/13	345,080	347,935	2,855

	Canadian Dollar	Sell	7/17/13	555,000	568,657	13,657

	Euro	Sell	9/18/13	13,487,074	13,564,555	77,481

	Japanese Yen	Sell	8/22/13	6,649,454	6,782,723	133,269

Total						$(1,213,453)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$7,103,187	$—

Belgium	—	2,777,458	—

Canada	9,751,964	—	—

Denmark	—	3,570,339	—

France	—	40,429,160	—

Germany	—	36,205,762	—

Hong Kong	—	5,563,099	—

India	—	2,800,187	—

Ireland	—	4,195,302	—

Italy	—	15,471,379	—

Japan	—	82,308,609	—

Mexico	2,332,612	—	—

Netherlands	4,048,347	12,432,163	—

Panama	2,071,696	—	—

Russia	6,905,587	2,813,175	—

Singapore	1,931,097	4,675,985	—

South Korea	—	8,262,586	—

Spain	3,476,582	2,146,380	—

Switzerland	—	12,565,690	—

Taiwan	—	2,395,485	—

Thailand	2,762,379	—	—

Turkey	—	3,351,758	—

United Kingdom	—	83,703,363	—

United States	26,456,269	—	—

Total common stocks	59,736,533	332,771,067	—

Short-term investments	1,540,000	11,300,662	—

Totals by level	$61,276,533	$344,071,729	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,213,453)	$—

When-issued securities	(211,522)	—	—

Totals by level	$(211,522)	$(1,213,453)	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Equity Fund

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $9,178,965 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $357,305,286)	$395,853,112

Affiliated issuers (identified cost $9,495,150) (Notes 1 and 6)	9,495,150

Foreign currency (cost $216,289) (Note 1)	215,661

Dividends, interest and other receivables	788,592

Receivable for shares of the fund sold	1,637

Receivable for investments sold	1,334,370

Unrealized appreciation on forward currency contracts (Note 1)	3,016,626

Total assets	410,705,148

Liabilities

Payable to custodian	784,829

Payable for investments purchased	1,480,977

Payable for shares of the fund repurchased	545,028

Payable for compensation of Manager (Note 2)	232,896

Payable for custodian fees (Note 2)	30,517

Payable for investor servicing fees (Note 2)	5,081

Payable for Trustee compensation and expenses (Note 2)	157,123

Payable for administrative services (Note 2)	723

Payable for distribution fees (Note 2)	57,640

Unrealized depreciation on forward currency contracts (Note 1)	4,230,079

When-issued securities sold, at value (proceeds receivable $207,002) (Notes 1 and 3)	211,522

Collateral on securities loaned, at value (Note 1)	9,495,150

Collateral on certain derivative contracts, at value (Note 1)	1,540,000

Other accrued expenses	67,744

Total liabilities	18,839,309

Net assets	$391,865,839

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$621,318,865

Undistributed net investment income (Note 1)	3,808,083

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(270,570,770)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	37,309,661

Total — Representing net assets applicable to capital shares outstanding	$391,865,839

Computation of net asset value Class IA

Net assets	$121,049,169

Number of shares outstanding	10,184,189

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.89

Computation of net asset value Class IB

Net assets	$270,816,670

Number of shares outstanding	23,026,205

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.76

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 9

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $558,753)	$6,182,392

Interest (including interest income of $618 from investments in affiliated issuers) (Note 6)	618

Securities lending (Note 1)	145,670

Total investment income	6,328,680

Expenses

Compensation of Manager (Note 2)	1,440,008

Investor servicing fees (Note 2)	206,982

Custodian fees (Note 2)	39,422

Trustee compensation and expenses (Note 2)	17,393

Distribution fees (Note 2)	360,082

Administrative services (Note 2)	4,714

Other	93,133

Total expenses	2,161,734

Expense reduction (Note 2)	(39,964)

Net expenses	2,121,770

Net investment income	4,206,910

Net realized gain on investments (net of foreign tax of $52,071) (Notes 1 and 3)	45,860,985

Net realized loss on foreign currency transactions (Note 1)	(586,836)

Net realized loss on written options (Notes 1 and 3)	(3,269)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,046,958)

Net unrealized depreciation of investments and when-issued securities sold during the period	(25,851,064)

Net gain on investments	18,372,858

Net increase in net assets resulting from operations	$22,579,768

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (Decrease) in net assets

Operations:

Net investment income	$4,206,910	$6,717,960

Net realized gain (loss) on investments and foreign currency transactions	45,270,880	(10,418,884)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(26,898,022)	87,271,129

Net increase in net assets resulting from operations	22,579,768	83,570,205

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,123,685)	(2,969,575)

Class IB	(4,314,759)	(6,755,774)

Decrease from capital share transactions (Note 4)	(39,803,262)	(70,227,566)

Total increase (decrease) in net assets	(23,661,938)	3,617,290

Net assets:

Beginning of period	415,527,777	411,910,487

End of period (including undistributed net investment income of $3,808,083 and $6,039,617, respectively)	$391,865,839	$415,527,777

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Equity Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$11.46	.13	.51	.64	(.21)	—	—	(.21)	—	$11.89	5.61*	$121,049	.44*	1.11*	52*

12/31/12	9.60	.19	1.93	2.12	(.26)	—	—	(.26)	—	11.46	22.21	121,213.89		1.78	60

12/31/11	11.91	.20	(2.11)	(1.91)	(.40)	—	—	(.40)	—[e,f]	9.60	(16.71)	116,603.87		1.83	91

12/31/10	11.20	.16	.95	1.11	(.40)	—	—	(.40)	—	11.91	10.27	162,574.89		1.53	75

12/31/09	8.96	.20	2.03	2.23	—	—	—	—	.01[g,h]	11.20	25.00	171,219.94		2.25	110

12/31/08	19.11	.43	(7.74)	(7.31)	(.37)	(2.44)	(.04)	(2.85)	.01[i]	8.96	(43.84)	167,901	.87[j]	3.17[j]	71

Class IB

6/30/13†	$11.33	.12	.49	.61	(.18)	—	—	(.18)	—	$11.76	5.40*	$270,817	.56*	.98*	52*

12/31/12	9.49	.16	1.91	2.07	(.23)	—	—	(.23)	—	11.33	21.92	294,315	1.14	1.54	60

12/31/11	11.78	.17	(2.09)	(1.92)	(.37)	—	—	(.37)	—[e,f]	9.49	(16.93)	295,307	1.12	1.57	91

12/31/10	11.08	.14	.94	1.08	(.38)	—	—	(.38)	—	11.78	10.03	399,078	1.14	1.28	75

12/31/09	8.89	.18	2.00	2.18	—	—	—	—	.01[g,h]	11.08	24.63	428,804	1.19	2.01	110

12/31/08	18.96	.39	(7.67)	(7.28)	(.32)	(2.44)	(.04)	(2.80)	.01[i]	8.89	(43.95)	403,653	1.12[j]	2.91[j]	71

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of March 28, 2011.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to less than $0.01 per share outstanding as of August 17, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.01 per share for the year ended December 31, 2008.

j Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	<0.01%

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 11

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT International Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including when-issued securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange

12 Putnam VT International Equity Fund

rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $440,647 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,775,335 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,527,458.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $9,178,965 and the fund received cash collateral of $9,495,150.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $315,539,619 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$8,017,432	$3,308,813	$11,326,245	*

167,627,771	N/A	167,627,771	12/31/16

131,971,485	N/A	131,971,485	12/31/17

4,614,118	N/A	4,614,118	12/31/18

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However,

Putnam VT International Equity Fund 13

any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $367,102,465, resulting in gross unrealized appreciation and depreciation of $55,171,595 and $16,925,798, respectively, or net unrealized appreciation of $38,245,797.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of the majority of class IB shares of the fund. Approximately 39.5% of the fund’s class IB shares are held by one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$61,775
Class IB	145,207

Total	$206,982

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $39,964 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $296, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$360,082

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $211,397,888 and $251,987,838, respectively. These figures include the cost of purchases to cover when-issued securities sold short and proceeds from sales of when-issued securities sold short of no monies and $207,002, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

14 Putnam VT International Equity Fund

Written option transactions during the reporting period are summarized as follows:

Written equity
	option number	Written equity
	of contracts	option premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	65,386	9,808

Options exercised	—	—

Options expired	—	—

Options closed	(65,386)	(9,808)

Written options outstanding at the
end of the reporting period	—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	224,947	$2,781,236	52,055	$530,316	355,099	$4,133,099	1,110,472	$10,881,600

Shares issued in connection with
reinvestment of distributions	183,234	2,123,685	276,754	2,969,575	375,850	4,314,759	635,538	6,755,774

	408,181	4,904,921	328,809	3,499,891	730,949	8,447,858	1,746,010	17,637,374

Shares repurchased	(800,022)	(9,573,558)	(1,894,370)	(19,840,940)	(3,689,456)	(43,582,483)	(6,877,431)	(71,523,891)

Net decrease	(391,841)	$(4,668,637)	(1,565,561)	$(16,341,049)	(2,958,507)	$(35,134,625)	(5,131,421)	$(53,886,517)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	—*

Written equity option contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$283,400,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$3,016,626	Payables	$4,230,079

Total		$3,016,626		$4,230,079

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Forward currency contracts	Total

Foreign exchange contracts	$—	$(512,564)	$(512,564)

Equity contracts	(35,962)	—	$(35,962)

Total	$(35,962)	$(512,564)	$(548,526)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(1,022,803)	$(1,022,803)

Total	$(1,022,803)	$(1,022,803)

Putnam VT International Equity Fund 15

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$3,401,655	$15,081,541	$18,483,196	$331	$—

Putnam Short Term Investment Fund*	—	36,943,423	36,943,423	287	—

Totals	$3,401,655	$52,024,964	$55,426,619	$618	$—

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

16 Putnam VT International Equity Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward
currency contracts#	$364,892	$125,565	$184,090	$228,429	$824,183	$—	$436,662	$14,616	$168,286	$54,594	$388,047	$227,262	$3,016,626

Securities on loan**	—	—	—	—	—	9,178,965	—	—	—	—	—	—	9,178,965

Total Assets	$364,892	$125,565	$184,090	$228,429	$824,183	$9,178,965	$436,662	$14,616	$168,286	$54,594	$388,047	$227,262	$12,195,591

Liabilities:

Forward
currency contracts#	159,279	111,856	75,250	467,889	43,372	—	—	656,450	799,155	38,347	802,263	1,076,218	4,230,079

Total Liabilities	$159,279	$111,856	$75,250	$467,889	$43,372	$—	$—	$656,450	$799,155	$38,347	$802,263	$1,076,218	$4,230,079

Total Financial and
Derivative Net Assets	$205,613	$13,709	$108,840	$(239,460)	$780,811	$9,178,965	$436,662	$(641,834)	$(630,869)	$16,247	$(414,216)	$(848,956)	$7,965,512

Total collateral
received (pledged)##†	$205,613	$—	$108,840	$—	$710,000	$9,178,965	$436,662	$(548,451)	$(630,869)	$—	$(249,732)	$—	$9,211,028

Net amount	$—	$13,709	$—	$(239,460)	$70,811	$—	$—	$(93,383)	$—	$16,247	$(164,484)	$(848,956)	$(1,245,516)

** Included with Investments in securities on the Statement of assets and liabilities

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

17 Putnam VT International Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example,

18 Putnam VT International Equity Fund

changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the

Putnam VT International Equity Fund 19

performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	4th

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 102, 87 and 70 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year and three-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2008 and 2009. They noted Putnam Management’s view that performance in 2008 suffered because the portfolio managers’ investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, while relative performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009.

The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in January 2011), and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the top decile for the one-year period ended December 31, 2012 and in the second quartile for the three-year period then ended. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Putnam VT International Equity Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Equity Fund 21

This report has been prepared for the shareholders	H513
of Putnam VT International Equity Fund.	282484 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013